Exhibit 99.2

 Clinical-Stage Cell Therapy Programs Addressing Significant Unmet Medical Needs in Neurology and Oncology   Asterias Biotherapeutics NYSE American: ASTOctober 2017  14219863Text  04698Text  230237246Text

 Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for Asterias, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the businesses of Asterias, particularly those mentioned in the cautionary statements found in Asterias’ filings with the Securities and Exchange Commission. Asterias disclaims any intent or obligation to update these forward-looking statements.  Forward-Looking Statements

 Disclaimers on Patient Stories  AST-OPC1 is a cell-based therapy still under development and the Food and Drug Administration (“FDA”) has not evaluated or approved AST-OPC1 for commercial sale for any use. The company is in the early stages of testing AST-OPC1 in a Phase 1/2a clinical research study for patients with severe cervical spinal cord injuries. The clinical trial process is complex, expensive, and takes time. Approval by FDA of AST-OPC1 for commercial use may take years, require additional studies, and may not occur at all.While the initial results of the patients described in this presentation have been encouraging, results for patients treated with AST-OPC1 will vary by patient. Also, the long-term safety and efficacy results for patients treated with AST-OPC1, including those patients described in this presentation, are still unknown. Future studies are likely necessary to distinguish efficacy due to a patient receiving AST-OPC1 cells from any natural recovery which may occur in the patient over time following the patient’s traumatic injury.Not all patients with spinal cord injuries are eligible to participate in the current study as criteria such as type and timing of injury apply. Additional information on the existing trial, including trial sites and eligibility criteria, can be found at www.clinicaltrials.gov or at www.scistar-study.com.

 A cell therapy company with lead programs in: Neurology: Spinal cord injuryImmunotherapy: Lung cancer, AMLFunding Partners:California Institute of Regenerative MedicineCancer Research UK  Background Information

 Investment Highlights  14219863Text  04698Text  230237246Text    Strong Leadership TeamTechnology Platforms with Broad ApplicationSpinal Cord Injury Program Generating Exciting DataCancer Immunotherapy Programs Provide Multiple Shots-on-GoalMultiple Near-Term Data Readouts and other Events Provide Future Potential CatalystsNon-Dilutive Funding Opportunities for ProgramsNear-Term Partnering Opportunities

 Strong Leadership Team with Proven Track Record  Name  Experience  Don BaileyChairman  Former CEO of Questcor Pharmaceuticals, led Questcor’s corporate turnaround  Mike MulroyPresident and CEO  Former EVP of Strategic Affairs, CFO and GC of Questcor PharmaceuticalsKey executive during Questcor’s growth and eventual salePrior investment banking experience at Citigroup and Merrill Lynch  Ryan ChavezCFO & GC  Former General Counsel for Mallinckrodt ARD divisionPart of corporate team at Questcor; held financial positions at GE  Katy Spink, Ph.D.EVP, COO  Former SVP, Cell Therapy Program Operations at GeronPrior to Geron, Dr. Spink was a management consultant at McKinsey  Ed Wirth, M.D., Ph.D.CMO  Former CSO of InVivo Therapeutics25 years experience translational research at the University of Chicago, Geron and InVivo  Jane Lebkowski, Ph.D.CSO  Former CSO of GeronOver 30 years experience in R&D of cell and gene therapies at Geron, Applied Immune Sciences, and Rhône Poulenc Rorer  14219863Text  04698Text  230237246Text

# Technology Platforms


OPC1 Program
VAC2 Program
VAC1 Program

## Pluripotent Stem Cells

- Pluripotent
  - Can derive any cell type for each indication
  - IP and Know-How
- Immortal Source
  - Consistency: Can support entire product life cycle from one cell source
  - Scalable Manufacturing: One cell source can support entire life cycle of a product

## Cancer Immunotherapy

- Trains patient's immune system to attack cancer cells by targeting cells that express telomerase
  - IP and Know-How
- Telomerase plays critical role in cancer cells but is not expressed on non-cancer cells; implicated in >85% of cancers

ASTERIAS BIOTHERAPEUTICS

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 PROGRAM  PRECLIN  PHASE 1  PHASE 2  PHASE 3  Partners/Funding  AST-OPC1Spinal Cord Injury (subacute)             AST-VAC1Leukemia (AML) Autologous            AST-VAC2Lung Cancer Allogeneic                        Phase 1/2a in progress; positive early efficacy data  Positive phase 2 dataProcess development in progress  Phase 1 to be initiated in October 2017  Clinical Programs – Development Pipeline  14219863Text  04698Text  230237246Text

 Spinal Cord Injury Program  14219863Text  04698Text  230237246Text

 Significant unmet medical need for patients with severe spinal cord injuries (“SCI”) Asterias is conducting a Phase 1/2a study (“the SCiStar study”) in severe cervical SCIMore than 25 patients have been administered AST-OPC1; strong safety profile to dateThe therapeutic goal for AST-OPC1 is to help restore arm, hand and finger function in SCI patients thereby increasing their independence and quality of lifeAST-OPC1 is a cellular therapy utilizing oligodendrocyte progenitor cells (OPCs)OPCs are found in the human body and are precursors to oligodendrocyte cells which have multiple MOAs, including electrical insulation for nerve axons in the form of a myelin sheathAST-OPC1 administers OPCs into the body to supplement the body’s own internal supply of OPCs with a non-patient specific supply of cells AST-OPC1 is made from a well-established, pluripotent embryonic stem cell line originally isolated in the 1990sPrior efficacy updates from the SCiStar study have shown promising initial results; a key open issue for the program has been showing benefit through 12 mos.  AST-OPC1 Overview  14219863Text  04698Text  230237246Text

# SCiStar Study in Cervical Spinal Cord Injury

- Dosing complete
- Currently enrolling

## Enrollment Progress

- 4 cohorts enrolled to date
- More than 20 subjects enrolled to date
- Study enrollment to be completed later this year

## Upcoming Data Readouts

| Cohort | Upcoming Data Readouts |
| --- | --- |
| Cohort 1 – AIS-A 2 million<br>3 subjects | |
| Cohort 2 – AIS-A 10 million<br>6 subjects | **12 mos. – Q417** |
| Cohort 3 – AIS-A 20 million<br>6 subjects | 6 mos. – Q118<br>12 mos. –Q318 |
| Cohort 4 – AIS-B 10 million<br>6 subjects | 6 mos. – Q118<br>12 mos. –Q318 |
| Cohort 5 – AIS-B 20 million<br>5-6 subjects | 6 mos. – 1H18<br>12 mos. –2H18 |

## Recent Operational Achievements

- Completed enrollment and dosing of Cohorts 3 and 4
- Initiated enrollment of Cohort 5
- Obtained FDA concurrence to expand the eligibility criteria to C-4 subjects and extend the dosing window
- Opened three additional clinical sites for the SCiStar study, bringing the total number of participating sites to nine
- RMAT designation

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 FDA has granted the Regenerative Medicine Advanced Therapy (RMAT) designation for AST-OPC1 The RMAT designation is granted to regenerative medicine therapies for which “preliminary clinical evidence indicates that the drug has the potential to address unmet medical needs” for a “serious or life-threatening condition”1Upon RMAT designation, sponsors are eligible for increased and earlier interactions with FDA to help facilitate an efficient development program, including discussion of which approval pathways would be appropriate and the size of clinical trialsThe RMAT designation will help Asterias facilitate the expedited review of AST-OPC1 and its developmentAsterias will use the RMAT Designation to initiate formal discussions with FDA on the next study for AST-OPC1  RMAT Designation  1 21st Century Cures Act, Section 3033; 2 FDA Submission to Congress re 21st Century Cures Act, June 6 20172 This may not be an exhaustive list of companies with therapies receiving RMAT designation  Companies with therapies receiving RMAT designation (2)

 SCiStar Study Measuring Motor Function Improvement  Devastating impact on quality and duration of life with no treatment optionsIn cervical cord repair/regeneration of axons only required over a short distance to reinnervate motor neurons for arms & hands    UEMS Upper Extremity Motor Score: Sum of All Motor Function Measured at all Levels of the Upper Extremities C5-T1; 50 Points Maximum for Both Sides (25 per Side)    Motor Level: Level at Which All Motor Function Above it is Normal  Two Methods to Measure Improvement in Motor Function using an internationally recognized exam   Rationale

 Potential to Have Clinically Meaningful Benefit    Capability            C1-C3  C4  C5  C6  C7-C8  Bowel            Bladder            Bed Mobility            Transfers            Pressure Relief            Eating            Dressing            Grooming            Bathing            Wheelchair            Car Transport            Daily Home Care  24 hr Attendant  18-24 hr Attendant  6-12 hr Assistance  4 hr Housework  1 hr Housework  Total Assist  Partial Assist  Independent    Steeves et al., Top Spinal Cord Inj Rehabil 2012; 18(1): 1-14   14219863Text  04698Text  230237246Text  Significant lifetime direct healthcare costs; can reach $5 millionVery high unemployment rate; 63% of cervical injury patients are unemployed 8 years post-injuryMotor level improvements translate into clinically significant improvements in ability to self-care and significant reductions in cost of careRecovery of two motor levels can save significant healthcare costs associated with paid attendant care

 Our target since commencement of the SCiStar study is that at 12 months 45-50% of study subjects will recover at least 2 motor levels on at least one sideMatched historical control group showed at 12 months 29% of patients spontaneously recovered 2 or more motor levels on at least one side of the body Published article showed at 12 months 26% of patients spontaneously recovered 2 or more motor levels on at least one side of the bodyAt 9 months, 50% of Cohort 2 subjects had recovered 2 or more motor levels on at least one side of the body  12 Month Target for SCiStar Study

 Cohort 2 12 Month Summary Results  Observation at 12 months  Cohort 2  Matched Controls  2 or more motor levels on at least one side  67%(4/6)  29%(18/62)  At least 1 motor level on both sides  100%(6/6)  50%(31/62)  3 or more motor levels on at least one side  18%(1/6)  8%(5/62)  Mean Increase in UEMS  12.3 pts  7.8 pts

   Cohort 2 Two Motor Level Recovery at 12 Months   Cohort 2 (AIS-A 10 million cells) motor level recovery vs. comparators      Cohort 2 – 10 million (n=6)  Matched historical control      Steeves, 2012    26%  29%  67%  50%  33%  18%      Initial 12 mo. Target  45% - 50%  *  *One subject does not have 9 month follow-up data

   Cohort 2 UEMS Improvement at 12 Months  *One subject does not have 9 month follow-up data  Matched historical control  Cohort 2 – 10 million (n=6)  Error bars at 1 Standard Error    *  12.3 points  7.8 points  Cohort 2 (AIS-A 10 million cells) mean UEMS improvement vs. matched historical control

# 12 Month MRI Results Continue to Support Durable Engraftment of AST-OPC1 Cells

- Cavitation is estimated to occur in ~80% of spinal cord injury patients meeting SCiStar study inclusion criteria

- 100% (6/6) of Cohort 2 subjects had serial MRI scans at 12 months that indicated no sign of lesion cavities in any subject

- The MRI results are consistent with formation of a tissue matrix at injury site, which is supportive evidence showing that AST-OPC1 cells have durably engrafted to help prevent cavitation at the injury site[1]

  - Green arrow shows the AST-OPC1 injection site in the sagittal plane
  - Slightly bright signal is consistent with the presence of an AST-OPC1 graft
  - This result is consistent with results observed in all six Cohort 2 subjects

Cohort 2 subject

365 Day T2 –weighted sagittal MRI



(1) Wirth et al, Exp Neurology 1995

ASTERIAS BIOTHERAPEUTICS 19

 Personal Stories  Lucas threw the first pitch at a MLB game on August 13thLucas can now write with a pen, type e-mails at 40 words per minute, use his phone, and feed himself.  Kris can now use his hands and fingers to feed himself, drink, text, send e-mails, sign his name and even play video games.

# Summary and Next Steps

Cohorts 1 and 2 data support:

- *A strong safety profile for AST-OPC1*
- *Encouraging evidence of efficacy amongst the most severely impaired SCI patients*
- *Evidence of dose dependence of efficacy*
- *Prolonged effects sustained at least a year after administration*

SCiStar study data and RMAT designation will be used to:

- *Design a randomized, controlled trial*
- *Select dose, key endpoints, and inclusion criteria*
- *Evaluate expansion into less severely impaired SCI patients where recovery of lower extremity function may be possible*

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 What’s Next for AST-OPC1  14219863Text  04698Text  230237246Text  1H’18  2H’18  Cohort 3 - 6 month data updateCohort 4 - 6 month data updateSCiStar study 6 month update, including Cohort 5  Cohort 3 - 12 month updateCohort 4 - 12 month updateSCiStar study 12 month update, including Cohort 5  Data Updates  Other 2018 Potential Catalysts  Regulatory clearance for randomized controlled trial for AST-OPC1Non-dilutive funding to partially offset costs for next trialJapanese partnership

 Cancer Immunotherapy  14219863Text  04698Text  230237246Text

# AST-VAC is a Cell Immuno-Oncology Platform with the Ability to Universally Attack Cancer Cells

**Dendritic cell immunotherapy**



- Stimulates diverse immune responses to extend remission

**Telomerase antigen**


p45C
p50C
Teb1A
Teb1N
Teb2C
p75
p50N
180°

- Universal cancer antigen, conferring proliferative ability
- Normal adult cells do not express telomerase, ensuring safety

**LAMP protein**



- LAMP enhances antigen presentation by dendritic cells to increase immune response
- Licensed from Immunomic Therapeutics

**Two programs:**
AST-VAC1 (autologous)
AST-VAC2 (allogeneic)

ASTERIAS BIOTHERAPEUTICS

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# VAC Platform Likely Synergistic with Other Promising Immunotherapies

**Car-T Cells**

- Highly Engineered T Cells to Target and Kill Tumor Cells with Specific Targets
- Effective – targeting induction
- Relapses common (antigen escape)
- Toxicities – not a good option for maintenance

**Immune Checkpoint Inhibitors**

- Antibodies/Biologics
- Enhance Immunogenicity and Immune-mediated Attack on Tumors
- Many Received Accelerated Approval for Specific Second Line Indications
- Efficacious only in a small subset of tumors


Induction/Remission
Tumor Cell
Synergy

**VAC1 and VAC2**

- Stimulate T cell Responses to Tumor by engineering mature dendritic cells
- POC data in AML supporting technology
- Low level of toxicities – potential positioning as maintenance therapy after patients enter remission with Car-T or other approach
- Potential to expand efficacy of ICIs by stimulating new T cell responses

ASTERIAS BIOTHERAPEUTICS
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# AST-VAC Platform is Designed to Overcome Limitations of First Generation Dendritic Cell Therapies

Provenge is an approved therapy, with up to $300M in annual sales and sold for over $800M, but AST-VAC programs have improved design characteristics:

| Design characteristic | Provenge | VAC1 | VAC2 | Scientific rationale |
|---|---|---|---|---|
| **APC-based product** | X | X | X | • Increase T-cell stimulation<br>• Minimize toxicity |
| **Mature dendritic cells** | | X | X | • Maximize T-cell stimulation |
| **mRNA loading by transfection** | | X | X | • Broadened antigen presentation |
| **Telomerase antigen** | | X | X | • Plays critical role in tumor immortality, making antigen escape challenging<br>• Demonstrated ability to overcome tolerance |
| **LAMP sequence transfected** | | X | X | • Enhances Stimulation of CD4+ cells and Diversifies the Type of T cell immune responses targeting tumor |
| **Intradermal delivery** | | X | X | • Access lymph nodes<br>• One of the most immunogenic sites |
| **Cryopreserved product** | | X | X | • Preserves product integrity<br>• Available "on Demand"<br>• Straightforward supply chain logistics |
| **Manufacturing scalability** | | | X | • Product consistency<br>• Lower Cost |

BIOTHERAPEUTICS

# AST-VAC1 Has Shown Clinical Success in Early Stage Trials and Provides Proof of Concept for AST-VAC2 Program

## Program Highlights

- Phase 2 Multicenter, open-label trial
- Treated 19 patients with AML in complete remission (CR)
  - Intermediate and high risk patients, evaluated by cytogenetics
  - N=7 in very high risk >60 year age group
- Robust safety in 40 patients treated
- Clear anti-telomerase immune response
- Process Development Underway to Improve TAT
- Potential Partnering Opportunity


Relapse Free Survival at 52 Months
(% of patients)
AST-VAC1(1)
Historical(2)
58%
20-40%
57%
10-20%
All patients
N = 19
>60 years old
N = 7

(1) VAC1 Phase 2 results published: Cancer (2017) 123:3061.
(2) Mayer NEJM 1994; Rollig, J Clin Onc 2011
(3) ITP is commonly observed in AML patients and may not be linked to treatment with AST-VAC1 or any other therapies.

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 AST-VAC2 Builds on AST-VAC1 POC With An Allogeneic Dendritic Cell Product  Product to be supplied from a single master cell bank, allowing scalability/consistencyThousands of patient treatments can be manufactured in a single batch  14219863Text  04698Text  230237246Text                                  Culture  ElectroporateRNA  Culture  Leukapheresis  Cryopreserve  Thaw  Injections                                  Thaw  Inject  VAC1 Process:  VAC2 Process:

# Cancer Research UK Partnership to Execute AST-VAC2 Clinical Trial in NSCLC

CANCER RESEARCH UK

- Asterias Performed Scale-up and Transfer of AST-VAC2 Manufacturing Process
- CRUK Will:
  - Execute cGMP Manufacture of AST-VAC2 for Clinical Trial
  - Prepare and File of Regulatory Dossier
  - Execute 24 patient Phase 1 trial in Patients with Advanced and Resected Non-small Cell Lung Cancer (NSCLC)

**Advantages of CRUK Partnership**

- External validation
- Advancement of AST-VAC2 Program at minimal cost to Asterias shareholders
  - Estimated saving of >$20M+
- Combine CRUK expertise in oncology drug development with Asterias expertise in cell therapy
- Access to network of CRUK investigators

**Status**

- Received regulatory approval to initiate trial
- DP manufactured for use
- Enrollment underway

ASTERIAS BIOTHERAPEUTICS 29

# AST-VAC2: First Clinical Trial Underway

## Study will provide POC data for AST-VAC2 to Enable Broad Development

**Trial Objectives**

- Establish safety of AST-VAC2 in resected and advanced cancer
- Assess the generation of anti-hTERT and anti-VAC2 Immune Responses Periodically Over 1 Year
- Investigate Initial Measures of Clinical Activity as Progression Over 2 Years

**Patient Population**

**Patients with NSCLC**

HLA A2 Typing

ARM A

**Treatment ARM**
**HLA-A2+**
**Patients with Advanced Disease**

- **12 Patients**
- **Dose 1x$10^7$ AST-VAC2**
- **6 Doses id.**

ARM B

**Control ARM**
**HLA-A2-**
**Patients with Advanced Disease**

- **12 Patients**
- **No Vaccine**

Safety Review

ARM C

**Treatment ARM**
**HLA-A2+ Patients with Resected Disease**

- **12 Patients**
- **Dose 1x$10^7$ AST-VAC2**
- **6 Doses id.**

ARM D

**Control ARM**
**HLA-A2- Patients with Resected Disease**

- **12 Patients**
- **No Vaccine**

2 Year Follow-up for Responses/ Relapse

LTFU

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# POC Data from Phase 1 Study of AST-VAC2 in NSCLC Enables Broad Development of hESC-DC Platform

**Demonstration of safety and immune responses in NSCLC study**

| Enables: | Rationale: |
| --- | --- |
| Phase 2b/pivotal trials in NSCLC | • Safety data generated in adjuvant and advanced settings |
| Expansion of AST-VAC2 into additional cancer indications | • Telomerase expressed in >85% of all cancers<br>• Plays a critical role in cancer cell survival and proliferation |
| Investigation of combination with checkpoint / other immune pathway inhibition | • Multiple preclinical studies suggest combining checkpoint inhibitors with immune activators will improve clinical responses |
| Amenability of platform to other neo-antigens | • DC platform can be used to present any antigen / multiple antigens |

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 Next Steps  14219863Text  04698Text  230237246Text        Program  Next Steps      VAC1  Identify alternatives to move forward with phase 2/3 study in AML      VAC2  2017Sites openedFPI dosed in NSCLC trialFirst safety data generated  2018Further data on safety and immune response Use data to evaluate best approach to broaden platform  2019Data on clinical activity in NSCLCSecond trial/added trial arm as monotherapy or in combination with other therapy

 Company Milestones  14219863Text  04698Text  230237246Text  6 month data Cohort 29 month data Cohort 2  Complete enrollment in Cohort 3Complete enrollment Cohort 412 month data Cohort 2Complete trial enrollment  6 month data Cohort 36 month data Cohort 46 month data Cohort 5  12 month data Cohort 312 month data Cohort 412 month data Cohort 5Topline efficacy data, all cohorts  OPC1  VAC  MHRA clearance for VAC2 trialFPI in VAC2 trial  VAC2 interim data  VAC2 interim data

 Appendix  14219863Text  04698Text  230237246Text

       AST-OPC1 Potential Mechanisms of Action  Secretes neurotrophic factors  Promote increased neurite outgrowth  Myelination of axons  Rag2-/- γc-/- /shi mouse + AST-OPC1    Control Media  AST-OPC1 CM    shiverer mouse  shi mouse + AST-OPC1    TubIII  Prevents Cavitation  Control  AST-OPC1

 AST-OPC1 Reduces SCI Cavity Formation and Induces Persistent Myelination  Brown: antibody to human nuclear antigen labels AST-OPC1; Blue: Eriochrome Cyanine stains myelin  9 months post-transplant with AST-OPC1        hNucEC  1 mm  100 µm  50 µm    AST-OPC1 in SCI Lesion; Significantly Reduced Cavity Formation  Robust AST-OPC1 survival (brown)  Myelinated Fibers (blue)  Rat Thoracic Spinal Cord Injury Model  9 months vehicle        hNucEC  1 mm  100 µm  50 µm  Cavity forms in untreated SCI lesion  Myelinated axons do not extend across cavity

# Models of Spinal Cord Injury Used to Evaluate Safety/Activity of AST-OPC1


C5
T10

Unilateral Contusion Injury at C5/C6

Midline Contusion Injury at T10

Transplant AST-OPC1 7 days post- injury at injury site

Evaluate
- Efficacy & Activity
- Histological Effects
- Cell Survival
- Cell Phenotype
- Cell Migration
- Toxicity

ASTERIAS BIOTHERAPEUTICS 37

# Safety/Efficacy Profile of AST-OPC1 in Nonclinical Studies

**28 Animal Studies**
**>3000 Rodents and Pigs**

- Activity/ Efficacy
- Biodistribution
- Dosing/Delivery
- Toxicity
- Tumorigenicity
- Ectopic Tissue
- Immune Rejection

- Survives in the Spinal Cord
- Predominantly Neural Cell Types
- Greatest Activity in Subacute Injury
- Improves Locomotor Activity
- Reduces Parenchymal Cavitation
- Active Doses Established
- Migrates Up 5cm in Spinal Cord
- No Distribution Outside CNS
- Does Not Increase Mortality
- Does Not Induce Allodynia
- Does Not Induce Systemic Toxicity
- Does Not Produce Teratomas
- Produces Low Frequency (1-2%) Small Ectopic Tissue at Injury Site
- Not Highly Susceptible to Direct Immune Responses

ASTERIAS BIOTHERAPEUTICS 38

 Cohort 2 subject-by-subject data  All Cohort 2 subjects have seen motor level and UEMS improvement (on both sides)In matched historical controls, 26% of patients saw no motor level improvement or got worse after SCI

# AST-VAC Cancer Immunotherapy Technology



MHC Class II + Peptide
Lysosome
MHC Class I + Peptide
Endoplasmic Reticulum
hTERT-LAMP Protein
hTERT-LAMP mRNA
hTERT-LAMP DNA
hTERT
LAMP

- **Dendritic Cells (DCs) are professional antigen presenting cells. They present antigens to T cells and activate them.**
- **AST-VAC2 starts with a stem cell-derived mature DC.**
- **The DCs are transfected with an mRNA encoding the tumor antigen hTERT fused to LAMP.**
- **The resulting protein is processed by the DCs and displayed on their surface by MHC proteins.**

ASTERIAS BIOTHERAPEUTICS 40

# LAMP is a key component of our technology



MHCII + Peptide
MIIC
Trans-Golgi
Endoplasmic
Reticulum
LAMP

- Normally, cytoplasmic antigens (like our transfected hTert) are processed through the Endoplasmic Reticulum and presented on MHC Class I receptors

- LAMP (Lysosome-Associated Membrane Protein) transports a portion of the hTert antigen to the MIIC complex where it is processed, combined with MHC Class II receptors, and displayed on the cell surface.

- This allows VAC2 to target not only CD8 T cells (stimulated through MHC Class I) but also CD4 T cells (which are stimulated through MHCI Class I)

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# Prostate Cancer Trial Demonstrated Utility of LAMP Signal Sequence for Improving Antigen Presentation

20 Patients Treated

- 11 hTERT only
- 9 LAMP-hTERT



15-hTERT
Immunization
1 2 3 4 5 6
Spots/10^5 T cells
2100
1800
1500
1200
900
600
300
0
Pre 1 2 3 4 5 6 7 8 9 10 11 12 13
CD8
CD4
18- LAMP-hTERT
Immunization
1 2 3 4 5 6
Spots/10^5 T cells
1200
900
600
300
0
Pre 1 2 3 4 5 6 7 8 9 10 11 12 16
CD8
CD4

**Patients treated with LAMP hTERT showed:**

- Similar numbers of hTERT specific CD8+ (cytotoxic) T cells (p = 0.87)
- Significantly increased hTERT specific CD4+ (helper) T cells (p = 0.004)
- Increased cytolytic activity against hTERT-positive cell lines
- Increased expression of markers of central memory T-cell function (CD62L, CCR7, IL-2)

Su et al, J Immunol 2005

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 Activation of Helper and Cytotoxic T Cells Amplifies Attack on Tumor Cells   hTERT Specific CD8 and CD4+ Cells Can Directly Kill Tumor CellshTERT Specific CD4+ Cells Provide Cytokines that Can Accentuate and Lengthen the Duration of Activity of CD4+Cells. CD4+ Positive Cells Can Potentiate the Formation of Long-Lived “Memory” T Cells which Can Lead to Long-Term Protective Immunity.  AST-VAC1 and AST-VAC2  MHC Class II  MHC Class I  Dendritic Cell  hTERT-LAMP mRNA  This Branch Enabled by LAMP Fusion                    Memory T cells

# AST-VAC2 Stimulates Antigen-specific T cells With a Single HLA Match



VAC2
T Cells
IFNγ
Tumor Cell
or Peptides

**Interferon gamma detected through ELISpot assay shows strong T cell response**[1]



300
250
200
150
100
50
0
Avg # of spots / 1e5 cells
Tcells (540) + alone
Tcells (540) + GFP-RNA DCs
Tcells (540) + hTERT-RNA DCs
Single HLA match (A*0201)

(1) Nishimoto et al, Regen Med. 2011

ASTERIAS BIOTHERAPEUTICS 44

# AST-VAC Technology Could be Used in Combination with Immune Checkpoint Inhibitors

- Checkpoint inhibitors make tumors more susceptible to immune function, potentially boosting the impact of dendritic cell immunotherapy by reducing cancer cell resistance
- Recent preclinical studies have shown that PD-1 blockade in combination with DC therapy in treating glioblastoma results in increased survival rates than with either treatment alone[(1)]
- Proof of concept for the DC therapy combination approach has been demonstrated in humans for treating myeloma[(2)]

**PD-1 blockade rescues the survival benefit after DC vaccination in mice with established tumor burden**



D
100
50
0
Percent survival
****
No Tx Control
DC Vaccine
PD-1 mAb
DC Vaccine +
PD-1 mAb
0
20
40
60
Time
Implant
0
3
13
x
DC Vaccine (days 3 & 13)
+/- PD-1 mAb (days 3-5 & 13-15)

(1) Antonios et al. JCI Insight 2016
(2) Rosenblatt et al. ASH 2015 Poster

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